Exhibit 10.2
FOURTH AMENDMENT to OPTION FOR A LICENSE AGREEMENT
This Fourth Amendment entered into on the date of last signature to this Fourth Amendment by and between MacroGenics, Inc., a Delaware corporation having a principal office located at 9704 Medical Center Drive, Rockville, MD 20850 (“MacroGenics”), and Les Laboratoires Servier, a company organized and existing under the laws of France, having a principal office located at 50 rue Carnot 92284 Suresnes (“LLC”) and Institute de Recherches Servier, a company organized and existing under the laws of France, having a principal office located at 3 rue de la République – 92150 Suresnes – France (“IdRS”) and LLS and IdRS hereinafter collectively referred to as “Servier”). MacroGenics and Servier are each referred to herein by name or as a “Party” or, collectively, as “Parties”
WHEREAS, Servier and MacroGenics executed an Option for a License Agreement on September 19th, 2012, as amended on 14th June 2017and 5th March 2018 (the “Agreement”);
WHEREAS, the Parties wish to further amend the Agreement as set forth below;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to the following terms and conditions:
All capitalized terms used in this Fourth Amendment, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.
Art I:
Art 1.51 is deleted and replaced by:
“Licensed Product “means any therapeutic or prophylactic product that comprises or incorporates a Program DART as an active pharmaceutical ingredient alone or in combination with one or more other active agents, including in fixed dose combination, whether co-formulated or co-packaged. For the avoidance of doubt, any product (other than a Licensed Compound) that is co-administered with a Licensed Product cannot be considered as a Licensed Product itself.
ART II:
This Fourth Amendment and the Agreement constitute the entire agreement of the parties and supersede any and all prior agreements, written or oral, between Servier and MacroGenics relating to the subject matter of this Fourth Amendment and the Agreement and neither may be amended unless agreed to in writing by both parties.
[Signature page as follows]

Exhibit 10.2
IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this First Amendment to be executed by their respective duly authorized representative.

MacroGenics, Inc.	Les Laboratories Servier Name:__________________________ Title:___________________________ Date:___________________________

Name:__________________________	Name:__________________________

Title:___________________________	Title:___________________________

Date:___________________________	Date:___________________________

Institute de Recherches Servier Name:__________________________ Title:___________________________ Date:___________________________

Name:__________________________

Title:___________________________

Date:___________________________